Loans and Leases - Financing Leases (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Components of net investment in financing leases
Total minimum lease payments to be received	$ 228,280	$ 276,036
Estimated residual values of leased property	4,465	7,023
Unearned income	(34,066)	(38,761)
Net investment in financing leases	198,679	$ 244,298
Future minimum lease payments to be received
2016	43,325
2017	48,347
2018	17,538
2019	13,291
2020	8,989
Thereafter	96,790
Total	$ 228,280